As filed with the Securities and Exchange Commission on September 16, 1999.



                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         MERITAGE HOSPITALITY GROUP INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Michigan                                    38-2730460
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


                              40 Pearl Street, N.W.
                                    Suite 900
                             Grand Rapids, Michigan
                                      49503
--------------------------------------------------------------------------------
                     (Address of principal executive offices

     Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                         Name of each exchange on which
   to be so registered                         each class is to be registered
   -------------------                         ------------------------------
      Common Stock                                American Stock Exchange

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

     If this from relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: N/A (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                             ---------------------
                                (Title of Class)

Item 1.     Description of Registrant's Securities to be Registered

     The information set forth under "Description of Capital Stock--Common Stock" in the Registration Statement on Form S-18, as amended, filed by the Registrant with the Securities and Exchange Commission (File No. 33-10798c) is incorporated herein by reference.

Item 2.      Exhibits

     None


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                              MERITAGE HOSPITALITY GROUP INC.



Date: September 16, 1999                      By:  /s/Robert E. Schermer, Jr.
                                                 -------------------------------
                                                  Name: Robert E. Schermer, Jr.
                                                  Title: President & Chief
                                                         Executive Officer